SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549
                               ____________

                                FORM 8-K

                             CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d)
                 OF THE SECURITIES EXCHANGE ACT OF 1934



                             October 3, 2001
-------------------------------------------------------------------------------
            Date of report (Date of earliest event reported)


                       First BancTrust Corporation
-------------------------------------------------------------------------------
         (Exact name of registrant as specified in its charter)


Delaware                              000-32535                 37-1406661
-------------------------------------------------------------------------------
(State or other jurisdiction    (Commission File Number)      (IRS Employer
of incorporation)                                           Identification No.)



206 South Central Avenue, Paris, Illinois                 61944
-------------------------------------------------------------------------------
(Address of principal executive offices)                (Zip Code)


                                 (217) 465-6381
-------------------------------------------------------------------------------
             (Registrant's telephone number, including area code)


                                 Not Applicable
-------------------------------------------------------------------------------
(Former name, former address and former fiscal year, if changed since last report)





Item 5.   Other Events

     The Company's press release, dated October 3, 2001, announcing a new share repurchase program is attached to this Current Report on Form 8-K as Exhibit 99.1. This press release is incorporated in this Item 5 by reference to Exhibit 99.1.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

           (a)  Not applicable.

           (b)  Not applicable.

           (c)  Exhibits
                See Exhibit Index

























                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         FIRST BANCTRUST CORPORATION



Date: October 3, 2001               By:  /s/ Terry J. Howard
                                         -------------------------------------
                                         President and Chief Executive Officer

















                                EXHIBIT INDEX




Exhibit Number                                       Description
--------------                                       -----------

99.1                         Press Release dated October 3, 2001